Prospectus Supplement	December 31, 2007

Putnam Classic Equity Fund Prospectus dated March 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Michael Abata and Eric Harthun (Portfolio Leaders).

PUTNAM INVESTMENTS	249196 12/07